UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2018

TPG PACE ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

(address of principal executive offices) (zip code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 30, 2018, TPG Pace Energy Holdings Corp., a Delaware corporation (the “Company”), provided information in a presentation to certain investors and analysts regarding the proposed transaction with affiliates of EnerVest, Ltd. (the “EnerVest Sellers”), whereby the Company will acquire the EnerVest Sellers’ Karnes County and Giddings Field assets (the “business combination”) pursuant to certain definitive agreements (the “Business Combination Agreements”). This investor presentation, which is attached hereto as Exhibit 99.1, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Investor Presentation, dated May 30, 2018.

Legend Information

Forward-Looking Statements

The information in this Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in this Current Report, regarding the proposed business combination, the Company’s ability to consummate the business combination, the benefits of the transaction and the Company’s future financial performance following the business combination, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this Current Report, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, the Company cautions you that the forward-looking statements contained in this Current Report are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreements; (ii) the outcome of any legal proceedings that may be instituted against the Company following announcement of the business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of the Company, or other conditions to closing in the Business Combination Agreements; (iv) the risk that the proposed business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (v) the Company’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in its periodic filings the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information for Investors and Shareholders

In connection with the proposed business combination, the Company has filed a preliminary proxy statement with the SEC. The definitive proxy statement, when available, and other relevant documents will be sent or given to the shareholders of the Company and will contain important information about the proposed business combination and related matters. The Company’s shareholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the meeting of shareholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to the Company’s shareholders as of a record date to be established for voting on the business combination and certain other matters. Shareholders will also be able to obtain copies of the definitive proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. In addition, shareholders will be able to obtain free copies of the definitive proxy statement by directing a request to: TPG Pace Energy Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, Attn: Secretary.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination. The Company’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s preliminary proxy statement filed with the SEC on May 10, 2018. Additional information will be available in the definitive proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2018

TPG Pace Energy Holdings Corp.

By:	/s/ Stephen Chazen
Name:	Stephen Chazen
Title:	President and Chief Executive Officer

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